UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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On March 17, 2025, Phillips 66 uploaded an Investor Update presentation to its investor relations website at www.phillips66.com/investors. A copy of the presentation can be found below.

Investor Update

March 17, 2025

Sweeny Refinery OLD OCEAN, TX

Cautionary Statement

Non-GAAP Measures— This presentation includes non-GAAP financial measures, including "sustaining capital," "growth capital," "EBITDA," "adjusted EBITDA," "average adjusted EBITDA," "net debt-to-capital ratio," "controllable costs" and "adjusted controllable costs." These are non-GAAP financial measures that are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. Where applicable, these measures exclude items that do not reflect the core operating results of our businesses in the current period or other adjustments to reflect how management analyzes results. You can find reconciliations to, or further discussion of, the most comparable GAAP financial measures within or at the end of the presentation materials.

This presentation also includes the terms "growth capital," "sustaining capital," "net debt-to-capital ratio target," "shareholder distributions" or "return of operating cash to shareholders," "adjusted EBITDA," "mid-cycle adjusted EBITDA," "controllable costs" and "refining adjusted controllable costs," which, as used in certain places herein, are forward looking non-GAAP financial measures. You can find further discussion of these measures, including the most comparable GAAP financial measures, within or at the end of the presentation materials. Growth capital and sustaining capital are both components of total capital expenditures, which is the most directly comparable GAAP financial measure. Net debt-to-capital ratio represents the ratio between total debt and total equity, exclusive of total cash, that we expect to achieve over time. EBITDA is defined as estimated net income plus estimated net interest expense, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as estimated EBITDA plus the proportional share of selected equity affiliates' estimated net interest expense, income taxes, and depreciation and amortization less the portion of estimated adjusted EBITDA attributable to noncontrolling interests. Net income is the most directly comparable GAAP financial measure for the consolidated company and income before income taxes is the most directly comparable GAAP financial measure for operating segments. Mid-cycle adjusted EBITDA is defined as the average adjusted EBITDA targeted over a complete economic cycle.

Adjusted EBITDA and mid-cycle adjusted EBITDA are estimates or targets that depend on future levels of revenues and/or expenses, including amounts that will be attributable to noncontrolling interests or related to joint ventures, which are not reasonably estimable at this time. Accordingly, we cannot provide a reconciliation of projected adjusted EBITDA and mid-cycle adjusted EBITDA to consolidated net income or segment income before income taxes without unreasonable effort. The 2022 mid-cycle adjusted EBITDA target has not been adjusted to reflect the impact of the recast discussed below in "Basis of Presentation."

References in the presentation to earnings refer to net income attributable to Phillips 66. References in the presentation to shareholder distributions or return of operating cash to shareholders refer to the sum of dividends paid to Phillips 66 stockholders, the amount paid to repurchase shares of Phillips 66 common stock on the open market and the fair value of shares of Phillips 66 common stock acquired in an exchange transaction. References to run-rate cost savings include cost savings and references to run-rate synergies include cost savings and other benefits that will be captured in the sales and other operating revenues impacting gross margin, purchased crude oil and products costs impacting gross margin, operating expenses, selling, general and administrative (SG&A) expenses and equity in earnings of affiliates lines on our consolidated statement of income when realized. References to run-rate sustaining capital savings includes savings that will be captured in the capital expenditures and investments on our consolidated statement of cash flows when realized. References to run-rate savings represent the sum of run-rate cost savings and run-rate sustaining capital savings. References to free cash flow refers to net cash provided by operating activities less capital expenditures.

Basis of Presentation - Effective April 1, 2024, we changed the internal financial information reviewed by our chief executive officer to evaluate performance and allocate resources to our operating segments. This included changes in the composition of our operating segments, as well as measurement changes for certain activities between our operating segments. The primary effects of this realignment included establishment of a Renewable Fuels operating segment, which includes renewable fuels activities and assets historically reported in our Refining, Marketing and Specialties (M&S), and Midstream segments; change in method of allocating results for certain Gulf Coast distillate export activities from our M&S segment to our Refining segment; reclassification of certain crude oil and international clean products trading activities between our M&S segment and our Refining segment; and change in reporting of our 16% investment in NOVONIX from our Midstream segment to Corporate and Other. Accordingly, prior period results for 2021 through 2024 have been recast for comparability. 2017-2019 have not been recast and reflect prior basis of presentation.

In the third quarter of 2024, we began presenting the line item "Capital expenditures and investments" on our consolidated statement of cash flows exclusive of acquisitions, net of cash acquired. Accordingly, prior period information has been reclassified for comparability.

2

Creating Value Now and In the Future

Differentiated Portfolio in Highly Attractive Markets

Transformational Strategy Driving Clear Operational and Commercial Benefits

Leading to Consistent and Compelling Value for Shareholders

3

Leading Integrated Downstream Energy Provider

Delivering Value Creation Through Economic Cycles

World-Class Operations

Significant EBITDA and ROCE Growth from Disciplined Capital Investment

Financial Strength and Compelling Return of Capital

MIDSTREAM

Integrated crude oil and natural gas liquids wellhead-to-market value chains

- **70,000+** miles of pipeline systems
- **719 MBD** fractionation capacity
- **260 MBD** LPG export capacity

CHEMICALS

Chemicals and polymers the world needs

- **95%** advantaged feedstock portfolio
- Proprietary technology and global marketing network

REFINING

Geographically diversified and integrated

- **9** refineries in the United States
- **2** refineries in Europe
- **1.8 million BPD** of crude capacity

MARKETING & SPECIALTIES

Phillips 66®, Conoco®, 76®, and JET® branded fuels

- **~7,450** sites in the U.S. and **~1,360** internationally
- Leading lubricants manufacturer in the United States

RENEWABLE FUELS

World-scale producer of renewable fuels

- **~50,000 BPD** renewable feedstock processing
- **20,000 BPD** blended SAF capability

4

• • • • • •• • • • • • As of December 31, 2024 | BPD: Barrels Per Day | SAF: Sustainable Aviation Fuel | On October 14, 2024, Phillips 66 announced the agreement to sell interest in Switzerland-based joint venture with COOP in the first quarter of 2025. | On October 16, 2024, Phillips 66 announced plans to cease operations at the Los Angeles Refinery in the fourth quarter of 2025.

Positioned to Take Advantage of Growing Markets

Midstream

U.S. NGLs Future Growth Exceeds U.S. Crude Oil Growth
Crude Oil
NGLs
C3+
NGL/ C3+ (MBD)
Crude Oil (MBD)
10,000
8,000
6,000
4,000
2,000
0
16,000
12,000
8,000
4,000
0
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

Chemicals

World GDP vs. Base Chemicals Demand Change
(Indexed to 2023)
Chemicals Demand Growth Increasing Relative to GDP
25%
20%
15%
10%
5%
0%
2024
2025
2026
2027
2028
2029
2030
World GDP % Change
Base Chemicals Demand Change

Refining + Marketing

Global Liquids Demand Growth
Gasoline
Diesel
Jet
NGLs
Naphtha
Change from 2023 (MMBD)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2024
2025
2026
2027
2028
2029
2030
Phillips 66 Growth
Midstream & Chemicals
Phillips 66 Core
Refining & Marketing

Source: Phillips 66 Economist Office, CMA.

5

Execution Delivered Total Shareholder Return

TSR Outperformance Since 2022 CEO Transition[1]

65%
37%
34%
PSX
Synthetic Proxy Peer Median [2]
S&P 500 Energy

Since our CEO transition, we have consistently outperformed what an investor could have earned by buying a synthetic basket of our segment peers

Key Strategy Highlights

- ☑ Strong Execution on 2022-2025 Strategic Priorities
- ☑ Improving Refining Performance and Cost Structure
- ☑ Ongoing Portfolio Optimization

Source: FactSet; market data as of March 13, 2025 | 1. Shown since June 30, 2022, one day prior to Mark Lashier's appointment as CEO. | 2. Calculated as the weighted average of Refining (CVI, DINO, DK, MPC, PBF, VLO), Midstream (OKE, TRGP, WMB), and Chemicals (DOW, LYB, WLK) Performance Proxy Peers' TSR based on the weighting of consensus NTM EBITDA estimates for PSX's segments.

6

Strong Execution on Strategic Priorities

Deliver Shareholder Returns

Shareholder Distributions[1] ($B)

$ 12.0
Target Range
$ 10.0
+24%[2]
$ 13.6
2022 Target
2024 Delivered

Capture Value from Wellhead to Market

Adjusted EBITDA[3] Uplift from DCP ($B)

$ 1.0
+50%
$ 1.5
2022 Target
2024 Delivered

Execute Business Transformation

Run-Rate Cost Savings ($B)

Sustaining Capital
Cost Reduction
$ 1.0
$ 0.2
$ 0.8
+50%
$ 1.5
$ 0.3
$ 1.2
2022 Target
2024 Delivered

Improve Refining Performance

Annual Refining Adjusted Controllable Cost[3] Reduction ($/BBL)

$ 0.75
+44%
$ 1.08
2022 Target
2024 Delivered

Source: Public disclosure. Note: Numbers shown for 2024 Delivered are as of 31-Dec-2024. | 1. Represents dividends paid on common stock and repurchases of common stock. | 2. Percent increase shown from midpoint of $11.0 B. | 3. Non-GAAP financial measure. See appendix for details.

7

Improving Refining Performance and Cost Structure

Maximizing Runtime

Crude Capacity Utilization

+5%
90 %
95 %
2022
2024

Optimizing Output

Clean Product Yield

+3%
84 %
87 %
2022
2024

Reducing Costs

Adjusted Controllable Costs[1] ($/BBL)

$ 8.27
-19%
$ 6.71
-15%
$ 6.98
5.90
5.50
2022
2024
Incl. Turnaround Cost
2027 Goal

1. Non-GAAP financial measure. See appendix for details.

8

Enhancing Midstream with Value Accretive Transactions

Recent Strategic Actions Have Further Optimized Our Portfolio

Divesting non-core and/or non-operated assets with limited growth at attractive transaction multiples…	**~9.3x** blended multiple
Divestitures (2023 – 2025)	$3.5B
…deploying proceeds to strengthen our operated integrated portfolio	**~7.7x** blended multiple
Acquisitions (2023 – 2025)	$3.0B

DCP Acquisition Case Study

Realizing Significant Synergies Through Integrated Portfolio

- ✓ Scaling customer relationships across the value chain
- ✓ Integration and high grading of system
- ✓ Enhanced commercialization of full value chain
- ✓ Consolidation of overlapping asset bases
- ✓ Downstream optionality and maximization of product value

$500MM realized annual synergies – 1.67x initial target of $300 MM

9

✓ ✓ ✓ ✓ ✓

Integrated Business Model Delivers Value Through the Cycle

1.8 MMBD
Refining crude capacity

54
Terminals

70,000
Miles of U.S. pipelines

34
G&P plants

719 MBD
Fractionation capacity

260 MBD
LPG export capacity

~50,000 BPD
Renewable fuels capacity

Crude Oil
Natural Gas/NGLS
Long Haul Pipelines
Gathering and Processing
Crude Condensate
Y-Grade
Natural Gas
Long Haul Pipelines
Fractionation
Polyethylene
Ethylene
Ethane
Refining
Chemicals
Polypropylene
Propylene
Propane
Refinery Propylene
Iso-Butane
Domestic LPG and Natural Gasoline Distribution/Dock Access
Gasoline
Global Blending Operations
N-Butane
Natural Gasoline
Renewable Fuels
Blended Gasoline
Premium Gasoline
Cross-Commodity Global Commercial Operations
Diesel
Jet
Clean Products Infrastructure
Retail and Wholesale Markets
Midstream
Refining
Chemicals
Marketing & Specialties
Renewable Fuels

As of December 31, 2024

10

Integration Enables Significant Optimization Benefits

NGL INTEGRATION:
CENTRAL CORRIDOR/GULF COAST
Butane Blending Terminal
Chemicals
Clean Products and Propane
CPChem
CPChem Facility (O&P)
Crude Oil
Fractionator
Gas Plant
NGL, LPG Terminal / Pipeline
NGL, LPG Underground Storage Facility
Refinery
Shale Basin
As of March 2025
Wood River
Borger
Ponca City
Lake Charles
Sweeny
Freeport Marine Terminal
Powder River
Front Range
Denver
Wattenberg
Conway
Conway to Wichita
Blue Line
Jefferson City
Hartford
E. St. Louis
Wichita
Ponca City
Mount Vernon
Cherokee East
Glenpool
Medford Spheres
Chisholm
Southern Hills
Amarillo
Oklahoma City
Skelly-Belvieu
Pinnacle
Texas Express
Mont Belvieu
Black Lake
Sorrento Caverns
River Parish
Line EZ
Sand Hills
C2G
Pasadena
Clemens Caverns
Sweeny 1, 2, 3, 4

Central Corridor and Gulf Coast NGL Integration between Refining and Chemicals

LOGISTICS OPTIMIZATION
- Efficient logistics utilization across commodities
- Maximize utilization of Freeport Marine Terminal

NGL SUPPLY INTEGRATION
- Maximize profitability in butane blending seasons
- Maximize premium gasoline through isobutane supply

CHEMICAL INTEGRATION
- Refinery purity products to CPChem for further uplift
- Ethane and propane supply to crackers

COMMERCIAL INTEGRATION
- Global cross-commodity marketing through marine operations and international presence
- Scaled integrated gasoline blending operations

11

• • • • • • • •

Growing Midstream from Wellhead-to-Market

Growing Midstream Adjusted EBITDA[1] ($B)

+$1.9 B
Projected adjusted EBITDA since 2021
2.1
2.7
3.3
3.7
4.0
2021
2022
2023
2024
Projected Post-deal Adjusted EBITDA

Growing, stable EBITDA combined with disciplined investment generates durable free cash flow

Robust & Balanced Wellhead-to-Market NGL Portfolio[2] (MBD)

Permian + Eagle Ford
Total Phillips 66
Gathering & Processing + Long Term 3rd Party Supply
Y-Grade Long Haul Pipelines
Fractionation
Exports
-
500
1,000
Phillips 66
Legacy Assets
Long Term 3rd Party Supply
Approved Expansion Projects
EPIC
Legacy Assets
Approved Expansion Projects
Expansion Opportunities

12

1. Includes impacts from announced Midstream acquisitions and divestitures. Excludes Adjusted EBITDA attributable to public ownership interest in PSXP. Non-GAAP financial measure. See Appendix for further details. | 2. 2027 projection of Y-grade long-haul pipeline capacity and gathering and processing capacity to account for approved expansion coming online. Includes approved expansion projects and identified expansion opportunities for Phillips 66 and EPIC NGL.

²

Advantaged Chemicals Delivers Growth and Returns

Lowest Cost Producer with 95% Advantaged Feedstock

Ethylene Production Cost Curve (Cents per pound)
Cents per Pound
50
40
30
20
10
0
0
50
100
150
200
250
Cumulative Production - Million Metric Tons
Middle East
North America Ethane
North America Butane
North America Propane
North America Naptha
West Europe Naptha
Northeast Asia
Southeast Asia

Adding Significant Production Capacity at Lowest End of the Cost Curve

Capacity
Capacity Additions
(MMTA)
~12
Self-funded Organic Growth
USGC I
1-Hexene C3 Splitter
GTP RLPP
~22
3.2MMTA Capacity Additions in 2026
~7 MMTA Additions
2000
2000-2014[1]
2017-2018
2023
2026
2027

Self-Funding JV with Stable, Growing Distributions

Cumulative Distributions to Partners ($B)[2]
$17 B
Partner Distributions
Self Funding GTP & RLPP Growth Projects
$0
Cash Calls from Partners
$ 25
$ 20
$ 15
$ 10
$ 5
$ 0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027

USGC = United States Gulf Coast Petrochemical I & II; GTP = Golden Triangle Polymers Project; RLP = Ras Laffan Petrochemicals Project | 1. 2000-2014 Capacity additions include Saudi Chevron Phillips, Q-Chem I JV, Q-Chem II JV, Saudi Polymers Company and 1- Hexene at CPChem. | 2. 50% of discretionary distributions $8.5 B attributable to Phillips 66. Excludes tax distributions.

13

Durable Cash Flow and Strong Returns

Stable Midstream and M&S Adjusted EBITDA Covers Dividends and Total Capital

Adjusted EBITDA[1] ($B)

Renewable Fuels
Chemicals
Refining
Marketing & Specialties (M&S)
Midstream
Corporate
Dividends + Total Capex²
$ 5.9
$ 2.5
$ 1.9
$ 2.1
$(0.3)
2021⁵
$ 15.2
$ 1.4
$ 9.0
$ 2.3
$ 2.7
$(0.4)
2022
$ 12.7
$ 1.1
$ 6.3
$ 2.2
$ 3.3
$(0.4)
2023
$ 7.3
$ 1.3
$ 1.0
$ 1.8
$ 3.7
$(0.4)
2024

Strong Return of Capital

Total Return of Capital as % of Net Cash Provided by Operating Activities[3] (2021 - 2024)

57 %
47 %
PSX
Synthetic Proxy Peer Median⁴

Leading Value Creation

Average Return on Capital Employed[1] (2021 - 2024)

PSX ROCE > WACC
14 %
8 %
PSX ROCE
PSX WACC

Source Company filings, Bloomberg, FactSet. | 1. Non-GAAP financial measure. See appendix for details. | 2. Total Capex excludes proportional share of equity affiliate capital expenditures and excludes acquisitions. | 3. Calculated as the average of the sum of dividends paid on common stock and repurchases of common stock divided by Net Cash Provided by Operating Activities for years 2021-2024.| 4. Calculated as the weighted average of Refining (CVI, DINO, DK, MPC, PBF, VLO) Midstream (OKE, TRGP, WMB) Chemicals (DOW, LYB, WLK) based on PSX's average Adjusted EBITDA segment contribution from 2021-2024. | 5. Excludes Adjusted EBITDA attributable to public ownership interest in PSXP of $(0.4) MM.

14

⁵

Capital Allocation Strategy Increases Flexibility Across Cycles

Capital Allocation Priorities

Maintain Best-In-Class Asset Integrity	• $1B annual sustaining capital • Maintain safe and reliable operations
Deliver Secure, Competitive and Growing Dividend	• Strong, well-covered dividend paid through cycles • Continue to deliver annual dividend growth
Pursue Accretive Growth	• Invest in growth opportunities that: – Exceed hurdle rates – Enhance long-term growth – Capture integration benefits
Discretionary Cash Flow Further Enhances Shareholder Value & Financial Flexibility	• Target >50% of net operating cash flow returned to shareholders[1]: – Share repurchases • Debt reduction to $17 B, <30% net debt-to-capital ratio • Prioritize strong investment grade credit rating

Ratable Return of Capital with Upside Potential

Allocation of Cash Flow from Operations ($B)

~$7
$2 - $3
$1
$2
$1
Covered with Midstream Cash Flow
Share Repurchases
Debt Repayment
Growth Capital
Competitive Dividend
Sustaining Capital
$1
$2
$1
2026 Consensus CFO
Upside Potential

Source: Public disclosure, FactSet; market data as of March 13, 2025.
1. Annual dividends paid on common stock plus repurchases of common stock.

15

• • • • • • ¹ • •

Consistent, Growing Return of Capital Through Cycles

Top-Tier Return Profile Across Industries and Sectors

Cumulative Shareholder Distributions ($B)

1
4
7
10
12
15
21
24
26
28
31
37
43
'12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24
Dividends
Share Repurchases

Annual Dividend ($ Per Share)

15% CAGR
Increasing Every Year
$4.50
$1.00[4]
'12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24

Total 2024 Shareholder Distribution Yield[1]

Phillips 66
3.5% Dividends
6.5% Share Repurchases
10.0%
XLE
7.6%
S&P 500
3.0%
Nasdaq 100
2.3%
Dow Jones Industrial
2.5%

Since 2012 Spin

$43 B
Shareholder distributions[2]

15%
Dividend CAGR[3]

35%
Initial shares outstanding repurchased

>200%
Of initial market cap returned to shareholders

1. Total Shareholder Distribution Yield includes annual dividends paid on common stock plus repurchases of common stock divided by the average of January 2, 2024, and December 31, 2024, market cap of the respective indices and S&P 500 sectors. | 2. Shareholder distribution through dividends paid on common stock and repurchases of common stock. | 3. Dividend CAGR calculated from initial dividend of $0.20 per share in 3Q 2012 to $1.15 per share in 4Q 2024 | 4. 2012 dividend shown as 4Q 2012 dividend of $0.25 per share annualized.

16

Investment Rationale

Differentiated Portfolio in Highly Attractive Markets

Transformational Strategy Driving Clear Operational and Commercial Benefits

Leading to Consistent and Compelling Value for Shareholders

2027 Strategic Priorities

World-Class Operations	**~ $5.50** Refining annual adjusted controllable costs per barrel[1]	**> $500 MM** reduction in operating, SG&A & freight costs[2]
Disciplined Growth	**$2.0 B** per year in total organic capital spend	**> $1.0 B** total mid-cycle adjusted EBITDA growth in Midstream and Chemicals
Shareholder Returns	**> 50%** cash flow from operations returned to shareholders	**Secure, competitive & growing dividend**
Financial Strength	**< 30%** net debt-to-capital ratio	**$17 B** target total debt

1. Excluding adjusted turnaround expense, post-ceasing of operations at Los Angeles Refinery. | 2 Cost reduction relative to 2024 baseline.

17

¹ ²

Phillips 66 Is The Leading Integrated Downstream Energy Provider

Ferndale
Billings
Rodeo Renewable Energy Complex
Los Angeles
Borger
Ponca City
Wood River
Bayway
Sweeny
Lake Charles
EUROPE
Humber
MiRO
MIDDLE EAST
S-Chem
Q-Chem I & II
Lake Charles Coke Handling
Orange
Westlake
Lake Charles
Cedar Bayou
Beaumont
LCP Storage
Pasadena
Sweeny/ Old Ocean
Sweeny
Bayou Bridge
Gulf Coast
Pecan Grove
Clifton Ridge
Port Arthur
Mont Belvieu
Pasadena
Freeport
San Bernard
Clemens Caverns
Jones Creek
Sweeny 1, 2, 3, 4

GLOBAL ASSETS LEGEND

- Coke Facility
- CPChem
- CPChem Facility (O&P)
- Crude Terminal / Pipeline
- Fractionator
- Gas Plant / Office
- Lubricants Facility
- Natural Gas Pipeline
- NGL, LPG Terminal / Pipeline
- NGL, LPG Underground Storage Facility
- Products Terminal / Pipeline
- Refinery
- Shale Basin

Lower-Carbon Portfolio

- Co-processing
- Decarbonization*
- EV Charging
- Renewable Fuel Production
- Specialty Coke and Batteries

Branded Marketing Sites Footprint

*Opportunities under development

Line 100, 200, 300 and 400 in California are currently idled.

As of March 2025

19

Phillips 66 Provides Global Energy via Commercial Platform

Leading Asset-Backed Supply, Trading and Logistics Capabilities

4
Global offices

100+
Traders

20+
Originators

7 MM
Barrels per day of energy trading

80
Countries within Commercial network

LONDON
CALGARY
HOUSTON
SINGAPORE
BEJING

GLOBAL ASSETS LEGEND

- Commercial Office
- Gasoline Blending Hubs
- NGL Fractionation
- Refinery/Processing Facility

Select Phillips 66 Energy Flows:

- Crude
- Product
- NGL/LPG
- Renewable Fuels/Feedstocks

As of March 2025

Not an exhaustive illustration of Phillip 66 energy flows.

20

Phillips 66 Value Creation Plan

Creating Value Now and in the Future

World-Class Operations with Commitment to Continuous Improvement

- > 86% annual Refining clean product yield
- > 2% higher Refining utilization vs. industry-average
- > 99% Midstream asset availability
- > $500 MM reduction in operating, SG&A & freight costs by 2027[1]
- ~ $5.50 Refining annual adjusted controllable costs per barrel[2]

Significant EBITDA and ROCE Growth from Disciplined Capital Investment

- > $1.0 B total adjusted mid-cycle EBITDA growth in Midstream and Chemicals by 2027
- ~ $2.0 B per year in total organic capital spend

Financial Strength and Compelling Return of Capital to Shareholders through Cycles

- > 50% of net operating cash flow distributed to shareholders through dividends and share repurchases
- Secure, competitive and growing dividend
- Reduce total debt to $17B
- < 30% net debt-to-capital ratio and < 3.0x debt to Midstream and Marketing & Specialties adjusted EBITDA

Phillips 66 Investment Case

Value Creation from Highly-Integrated Businesses

Growing Non-Refining adjusted EBITDA

Focused on ROCE Expansion

Leading Credit Rating and Capital Discipline

1. Cost reduction relative to 2024 baseline. | 2. Excluding adjusted turnaround expense, post-ceasing of operations at Los Angeles Refinery.
See appendix for details.

21

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Consolidated Net Income to Adjusted EBITDA				
Net income	1,594	11,391	7,239	2,175
Plus:				
Income tax expense	146	3,248	2,230	500
Net interest expense	583	537	629	745
Depreciation and amortization	1,605	1,629	1,977	2,363
Phillips 66 EBITDA[1]	**3,928**	**16,805**	**12,075**	**5,783**
Special Item Adjustments (pre-tax):				
Certain tax impacts	(11)	—	(19)	(9)
Net gain on asset dispositions[2]	—	—	(123)	(305)
Impairments[3]	1,496	—	—	450
Pension settlement expense	77	—	—	—
Hurricane-related costs (recovery)	45	(21)	—	—
Winter-storm-related costs (recovery)	51	20	—	(35)
Alliance shutdown-related costs	31	70	—	—
Los Angeles Refinery cessation costs[4]	—	—	—	48
Regulatory compliance costs	(88)	—	—	—
Change in inventory method for acquired business	—	—	(46)	—
Business transformation restructuring costs	—	159	177	—
DCP integration restructuring costs	—	18	35	—
Merger transaction costs	—	13	—	—
Gain related to merger of businesses	—	(3,013)	—	—
Legal accrual	—	—	30	627
Legal settlement	—	—	—	(66)
Total Special Item Adjustments (pre-tax)	1,601	(2,754)	54	710

22

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Consolidated Net Income to Adjusted EBITDA (cont'd)				
Total Special Item Adjustments (pre-tax)	1,601	(2,754)	54	710
Change in Fair Value of NOVONIX Investment[5]	(370)	442	39	3
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	**5,159**	**14,493**	**12,168**	**6,496**
Other Adjustments (pre-tax):				
Proportional share of selected equity affiliates income taxes	182	143	122	88
Proportional share of selected equity affiliates net interest	242	175	92	68
Proportional share of selected equity affiliates depreciation and amortization	812	788	784	780
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(81)	(427)	(492)	(178)
Adjusted EBITDA attributable to public ownership interest in PSXP[6]	(393)	(82)	—	—
Consolidated Adjusted EBITDA	**5,921**	**15,090**	**12,674**	**7,254**

[1] Refer to changes in Basis of Presentation discussion on pg 2.
[2] Net gains from asset dispositions in 2024, primarily reflect a gain from the sale of the company's 25% interest in Rockies Express Pipeline LLC.
[3] Impairments in 2024 are related to certain gathering and processing assets in the Midstream segment, as well as certain crude oil processing and logistics assets in California, reported in the Refining segment. Impairments in 2021 are related to the closure of the Alliance Refinery.
[4] Cessation costs recorded in the Refining segment include pre-tax charges for severance costs.
[5] Represents change in fair value of investment in NOVONIX, Ltd., which we made in September of 2021.
[6] On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

23

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Midstream Income Before Income Taxes to Adjusted EBITDA				
Income before income taxes	1,131	5,176	2,819	2,638
Plus:				
Depreciation and amortization	426	567	923	920
Midstream EBITDA[1]	**1,557**	**5,743**	**3,742**	**3,558**
Special Item Adjustments (pre-tax):				
Certain tax impacts	—	—	(2)	—
Net gain on asset dispositions	—	—	(137)	(238)
Impairments	208	—	—	346
Pension settlement expense	8	—	—	—
Hurricane-related costs	4	—	—	—
Winter-storm-related costs	2	—	—	—
Change in inventory method for acquired business	—	—	(46)	—
DCP integration restructuring costs	—	18	35	—
Merger transaction costs	—	13	—	—
Gain related to merger of businesses	—	(3,013)	—	—
Total Special Item Adjustments (pre-tax)	222	(2,982)	(150)	108
Midstream EBITDA, Adjusted for Special Items[1]	**1,779**	**2,761**	**3,592**	**3,666**
Proportional share of selected equity affiliates income taxes	14	13	18	16
Proportional share of selected equity affiliates net interest	169	119	51	29
Proportional share of selected equity affiliates depreciation and amortization	229	209	156	129
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(82)	(427)	(493)	(178)
Midstream Adjusted EBITDA[1]	**2,109**	**2,675**	**3,324**	**3,662**

[1] Refer to changes in "Basis of Presentation" discussion on pg 2.

24

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	**2022**	**2023**	**2024**
Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA				
Income before income taxes	1,844	856	600	876
Plus:				
None	—	—	—	—
Chemicals EBITDA	**1,844**	**856**	**600**	**876**
Special Item Adjustments (pre-tax):				
Pension settlement expense	22	—	—	—
Hurricane-related costs	1	—	—	—
Winter-storm-related costs (recovery)	32	—	—	(35)
Total Special Item Adjustments (pre-tax)	55	—	—	(35)
Chemicals EBITDA, Adjusted for Special Items	**1,899**	**856**	**600**	**841**
Other Adjustments (pre-tax):				
Proportional share of selected equity affiliates income taxes	144	104	79	52
Proportional share of selected equity affiliates net interest	48	26	2	(1)
Proportional share of selected equity affiliates depreciation and amortization	411	411	432	456
Chemicals Adjusted EBITDA	**2,502**	**1,397**	**1,113**	**1,348**

25

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA				
Income (loss) before income taxes	(2,366)	7,976	5,340	(365)
Plus:				
Depreciation and amortization	979	860	831	1,077
Refining EBITDA[1]	**(1,387)**	**8,836**	**6,171**	**712**
Special Item Adjustments (pre-tax):				
Certain tax impacts	(11)	—	(17)	(9)
Net loss on asset dispositions	—	—	14	—
Impairments	1,288	—	—	104
Pension settlement expense	37	—	—	—
Hurricane-related costs (recovery)	40	(21)	—	—
Winter-storm-related costs	17	—	—	—
Alliance shutdown-related costs	31	20	—	—
Los Angeles Refinery cessation costs	—	—	—	44
Regulatory compliance costs	(88)	70	—	—
Legal accrual	—	—	30	22
Legal settlement	—	—	—	(7)
Total Special Items (pre-tax)	1,314	69	27	154
Refining EBITDA, Adjusted for Special Items[1]	**(73)**	**8,905**	**6,198**	**866**
Other Adjustments (pre-tax):				
Proportional share of selected equity affiliates income taxes	—	2	1	(1)
Proportional share of selected equity affiliates net interest	9	6	(6)	(4)
Proportional share of selected equity affiliates depreciation and amortization	103	93	116	105
Refining Adjusted EBITDA	**39**	**9,006**	**6,309**	**966**

[1] Refer to changes in Basis of Presentation discussion on pg 2.

26

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Marketing & Specialties Income before Income Taxes to Adjusted EBITDA				
Income before income taxes	1,668	2,072	1,897	1,011
Plus:				
Depreciation and amortization	113	110	122	179
Marketing & Specialties EBITDA[1]	**1,781**	**2,182**	**2,019**	**1,190**
Special Item Adjustments (pre-tax):				
Net gain on asset dispositions	—	—	—	(67)
Pension settlement expense	6	—	—	—
Legal settlement	—	—	—	(59)
Legal accrual	—	—	—	605
Total Special Items (pre-tax)	6	—	—	479
Marketing & Specialties EBITDA, Adjusted for Special Items[1]	**1,787**	**2,182**	**2,019**	**1,669**
Other Adjustments (pre-tax):				
Proportional share of selected equity affiliates income taxes	24	24	24	21
Proportional share of selected equity affiliates net interest	16	24	45	44
Proportional share of selected equity affiliates depreciation and amortization	69	76	81	90
Marketing & Specialties Adjusted EBITDA[1]	**1,896**	**2,306**	**2,169**	**1,824**

[1] Refer to changes in Basis of Presentation discussion on pg 2.

27

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Renewable Fuels Income (Loss) before Income Taxes to Adjusted EBITDA				
Income (loss) before income taxes	67	171	153	(198)
Plus:				
Depreciation and amortization	5	6	9	64
Renewable Fuels EBITDA[1]	**72**	**177**	**162**	**(134)**
Special Item Adjustments (pre-tax):				
None	—	—	—	—
Renewable Fuels EBITDA, Adjusted for Special Items[1]	**72**	**177**	**162**	**(134)**
Other Adjustments (pre-tax):				
None	—	—	—	—
Renewable Fuels Adjusted EBITDA[1]	**72**	**177**	**162**	**(134)**

[1] Refer to changes in Basis of Presentation discussion on pg 2.

28

Non-GAAP Reconciliations

	Millions of Dollars			
	2021	2022	2023	2024
Reconciliation of Corporate & Other Loss before Income Taxes to Adjusted EBITDA				
Loss before income taxes	(603)	(1,612)	(1,340)	(1,287)
Plus:				
Net interest expense	582	538	629	745
Depreciation and amortization	83	85	92	123
Corporate & Other EBITDA[1]	**62**	**(989)**	**(619)**	**(419)**
Special Item Adjustments (pre-tax):				
Pension settlement expense	4	—	—	—
Business transformation restructuring costs	—	159	177	—
Los Angeles Refinery cessation costs	—	—	—	4
Total Special Item Adjustments (pre-tax)	4	159	177	4
Change in Fair Value of NOVONIX Investment	(370)	442	39	3
Corporate & Other EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment[1]	**(304)**	**(388)**	**(403)**	**(412)**

[1] Refer to changes in Basis of Presentation discussion on pg 2.

29

Non-GAAP Reconciliations

	Millions of Dollars (Except as Indicated)	
	2024	2022
Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs		
Turnaround expenses	484	772
Other operating expenses	3,243	3,958
Total operating expenses	3,727	4,730
Selling, general and administrative expenses	209	152
Refining Controllable Costs	**3,936**	**4,882**
Plus:		
Proportional share of equity affiliate turnaround expenses[1]	68	118
Proportional share of equity affiliate other operating and SG&A expenses[1]	626	721
Total proportional share of equity affiliate operating and SG&A expenses[1]	694	839
Special item adjustments (pre-tax):		
Hurricane-related recovery	—	21
Alliance shutdown-related costs	—	(20)
Legal accrual	(22)	—
Los Angeles Refinery cessation costs	(44)	—
Refining Adjusted Controllable Costs	**4,564**	**5,722**
Total processed inputs (MB)	588,316	612,741
Adjusted total processed inputs (MB)[2]	680,043	691,855
Refining turnaround Expense ($/BBL)[3]	0.82	1.26
Refining controllable costs, excluding turnaround expense ($/BBL)[3]	5.87	6.71
Refining Controllable Costs per Barrel ($/BBL)[3]	**6.69**	**7.97**
Refining adjusted turnaround expense ($/BBL)[4]	0.81	1.29
Refining adjusted controllable costs, excluding adjusted turnaround expense ($/BBL)[4]	5.90	6.98
Refining Adjusted Controllable Costs ($/BBL)[4]	**6.71**	**8.27**

[1] Represents proportional share of operating and SG&A of equity affiliates for our Refining segment that are reflected as a component of equity in earnings of affiliates on our consolidated statement of income.
[2] Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
[3] Denominator is total processed inputs.
[4] Denominator is adjusted total processed inputs.

30

Non-GAAP Reconciliations

	Millions of Dollars (Except as Indicated)			
	2021	2022	2023	2024
Return on Capital Employed				
Numerator				
Net income	1,594	11,391	7,239	2,175
After-tax interest expense	459	489	709	717
ROCE earnings	**2,053**	**11,880**	**7,948**	**2,892**
Denominator				
Average capital employed[1]	36,751	43,691	51,153	49,767
ROCE (%)	**6%**	**27%**	**16%**	**6%**
Average ROCE (2021-2024)	**14%**			

[1] Capital employed is total equity plus total debt

31

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws relating to Phillips 66’s operations, strategy and performance. Words such as “anticipated,” “commitments,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believe,” “continue,” “intend,” “will,” “would,” “objective,” “goal,” “project,” “efforts,” “strategies” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this news release are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future events or performance, and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: changes in governmental policies or laws that relate to our operations, including regulations that seek to limit or restrict refining, marketing and midstream operations or regulate profits, pricing, or taxation of our products or feedstocks, or other regulations that restrict feedstock imports or product exports; our ability to timely obtain or maintain permits necessary for projects; fluctuations in NGL, crude oil, refined petroleum, renewable fuels and natural gas prices, and refining, marketing and petrochemical margins; the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum or renewable fuels products; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs including the renewable fuel standards program, low carbon fuel standards and tax credits for renewable fuels; potential liability from pending or future litigation; liability for remedial actions, including removal and reclamation obligations under existing or future environmental regulations; unexpected changes in costs for constructing, modifying or operating our facilities; our ability to successfully complete, or any material delay in the completion of, any asset disposition, acquisition, shutdown or conversion that we have announced or may pursue, including receipt of any necessary regulatory approvals or permits related thereto; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our products; failure to complete construction of capital projects on time or within budget; our ability to comply with governmental regulations or make capital expenditures to maintain compliance with laws; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets, which may also impact our ability to repurchase shares and declare and pay dividends; potential disruption of our operations due to accidents, weather events, including as a result of climate change, acts of terrorism or cyberattacks; general domestic and international economic and political developments, including armed hostilities (such as the Russia-Ukraine war), expropriation of assets, and other diplomatic developments; international monetary conditions and exchange controls; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Phillips 66 plans to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and its solicitation of proxies for Phillips 66’s director nominees and for other matters to be voted on. Phillips 66 may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2025 Annual Meeting. PHILLIPS 66 SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents (including the WHITE proxy card) as and when filed by Phillips 66 with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Phillips 66 with the SEC also may be obtained free of charge at Phillips 66’s investor relations website at https://investor.phillips66.com or upon written request sent to Phillips 66, 2331 CityWest Boulevard, Houston, TX 77042, Attention: Investor Relations.

Certain Information Regarding Participants

Phillips 66, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from Phillips 66 shareholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in Phillips 66, by securities holdings or otherwise, is available in Phillips 66’s proxy statement for the 2024 annual meeting of shareholders, which was filed with the SEC on April 3, 2024 (the “2024 Proxy Statement”), including in the sections captioned “Executive Compensation Program Overview,” “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Beneficial Ownership of Phillips 66 Securities.” To the extent that Phillips 66’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC, including: Form 4s filed by Gregory Hayes on April  2, 2024, May  2, 2024, June  4, 2024, July  2, 2024, August  2, 2024, September  4, 2024, October  2, 2024, November  4, 2024, December  4, 2024, January  3, 2025, January  17, 2025, February  4, 2025 and March  4, 2025; Form 4s filed by Richard G. Harbison on December  9, 2024, February  11, 2025 and February  13, 2025; Form 4s filed by Mark E. Lashier on April  2, 2024, May  16, 2024, December  9, 2024, February  11, 2025 and February  13, 2025; Form 4 filed by Glenn F. Tilton on January  17, 2025; Form 4s filed by Brian Mandell on December  9, 2024, February  11, 2025 and February  13, 2025; Form 4s filed by Kevin J. Mitchell on August  19, 2024, December  9, 2024, February  11, 2025 and February  13, 2025; Form 4s filed by Zhanna Golodryga on December  9, 2024, February  11, 2025 and February  13, 2025; Form 4 filed by Marna C. Whittington on January  17, 2025; Form 4s filed by Vanessa A. Sutherland on January  21, 2025, February  11, 2025 and February  13, 2025; Form 4 filed by Douglas T. Terreson on January  17, 2025; Form 4 filed by Denise R. Singleton on January 17, 2025; Form 4 filed by Denise L.  Ramos on January  17, 2025; Form 4 filed by Julie L. Bushman on January  17, 2025; Form 4 filed by Lisa A. Davis on January  17, 2025; Form 4 filed by John E. Lowe on January  17, 2025; Form 4/A filed by Gary K. Adams on March  20, 2024 and Form 4 filed by Gary K. Adams on January  17, 2025; Form 4 filed by Charles M. Holley on January  17, 2025; Form 4 filed by Robert W. Pease on January  17, 2025; Form 3 filed by Ann M. Kluppel on May  16, 2024 and Form 4s filed by Ann M. Kluppel on December  9, 2024, February  11, 2025 and February  13, 2025; Form 3 filed by Don Baldridge on June  5, 2024 and Form 4s filed by Don Baldridge on December  9, 2024, January  3, 2025, February  13, 2025 and March  3, 2025; Form 3 filed by Grace Puma on October  11, 2024 and Form 4s filed by Grace Puma on October  11, 2024 and January 17, 2025. Additional information can also be found in Phillips 66’s Annual Report on Form 10-K for the year ended December  31, 2024, filed with the SEC on February 21, 2025.